Filed Pursuant to Rule 497(e)

1933 Act File No. 033-96634

1940 Act File No. 811-09094

Leuthold Funds, Inc.

August 30, 2013

Supplement to the Prospectus dated January 31, 2013

Leuthold Global Industries Fund

Leuthold Asset Allocation Fund

Leuthold Core Investment Fund

Leuthold Select Industries Fund

Reduced Expense Cap for Leuthold Global Industries Fund

The Board of Directors of the Leuthold Funds and Leuthold Weeden Capital Management, the investment adviser to the Leuthold Global Industries Fund, have agreed to reduce the Fund’s expense cap from 1.85% to 1.60%. Accordingly, effective September 1, 2013, the table entitled “Annual Fund Operating Expenses” and the corresponding expense example found under the heading “Fund Fees and Expenses” in the portion of the “Summary Information” section of the Prospectus related to the Fund have been restated to reflect the new expense cap, as follows:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Retail	Institutional

Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	1.27%	1.27%
Total Annual Fund Operating Expenses	2.52%	2.27%
Expense Reimbursement	0.77%[1]	0.77%[1]
Total Annual Fund Operating Expenses after Expense Reimbursement	1.75%	1.50%
[1]	The Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to insure that Net Expenses (excluding dividends on short positions and Acquired Fund Fees and Expenses) do not exceed 1.60% of the average daily net assets of the Fund (in determining the 1.60% expense limitation, the expenses and the assets of the share classes are combined). The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days’ prior written notice, but is expected to continue indefinitely. In any of the following three fiscal years, the Fund’s investment adviser may recover waived fees, but in no event may the Fund’s expenses exceed the expense limitation above.
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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Retail	$178	$711	$1,271	$2,798
Institutional	$153	$635	$1,145	$2,546

Change in Portfolio Managers of Leuthold Asset Allocation Fund

Eric J. Weigel is no longer a portfolio manager of the Leuthold Asset Allocation Fund. The other portfolio managers of the Leuthold Asset Allocation Fund remain the same, as identified below. These same portfolio managers also serve as the portfolio managers of the Leuthold Core Investment Fund. Effective as of August 15, 2013, the portfolio managers are as follows:

Douglas R. Ramsey, CFA

Matthew B. Paschke, CFA

Chun Wang, CFA

Merger of Leuthold Asset Allocation Fund into Leuthold Core Investment Fund

The Board of Directors of the Leuthold Asset Allocation Fund, a series of Leuthold Funds, Inc., has approved a proposal for the Leuthold Asset Allocation Fund to be acquired by the Leuthold Core Investment Fund, another series of the company. In connection with the acquisition, all of the Leuthold Asset Allocation Fund’s assets will be transferred to the Leuthold Core Investment Fund, and shareholders of the Leuthold Asset Allocation Fund will receive shares of the Leuthold Core Investment Fund in exchange for their shares, on a tax-free basis. The acquisition does not require approval of the shareholders of the Leuthold Asset Allocation Fund, but shareholders of the Leuthold Asset Allocation Fund may redeem their shares prior to the acquisition. The acquisition is expected to occur in October of this year, and the expenses of the acquisition will be borne by Leuthold Weeden Capital Management, the investment adviser to the Funds.

The company will file a prospectus on a Form N-14 Registration Statement with the Securities and Exchange Commission in connection with the proposed acquisition. The definitive prospectus will be sent to shareholders of the Leuthold Asset Allocation Fund. Shareholders are urged to read the definitive prospectus when it becomes available, because it will contain important information about the proposed acquisition.

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Change in Portfolio Managers of Leuthold Select Industries Fund

Eric J. Weigel is no longer a portfolio manager of the Leuthold Select Industries Fund. The other portfolio managers of the Leuthold Select Industries Fund remain as portfolio managers, as identified below, with Greg M. Swenson being added as a portfolio manager of the Leuthold Select Industries Fund. Effective as of August 15, 2013, the portfolio managers are as follows:

Matthew B. Paschke, CFA

Chun Wang, CFA

Greg M. Swenson, CFA

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The date of this Supplement is August 30, 2013.

Please retain this Supplement for future reference.

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